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                                                                   Exhibit 23(a)



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-8 of our report dated January 7, 1994 included in the Annual Report on Form 10-K, which is incorporated herein by reference, on our audits of the financial statements and financial statement schedules of CLARCOR Inc.



                                                  COOPERS & LYBRAND


Rockford, Illinois
May 23, 1994